UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

Oppenheimer Commodity Strategy Total Return Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Commodity Index
6-Month	-5.20%	-10.65%	-1.56%
1-Year	-30.92	-34.89	-23.71
5-Year	-4.90	-6.02	-3.91
10-Year	-8.19	-8.74	-2.62

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2         OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.20% during the six-month reporting period ended June 30, 2015, underperforming the Bloomberg Commodity Index (the “Index”), which returned -1.56% during the same period. The bulk of the Fund’s declines occurred over the first quarter of 2015 in the midst of a difficult environment for commodities.

MARKET OVERVIEW

Commodities had a bumpy ride in the first quarter of 2015, with prices falling in January, rising (in some cases sharply) in February and falling again in March. Soft economic growth and a strong U.S. dollar negatively impacted demand in the quarter. In some respects, this was a continuation of the market dynamics we witnessed in the second half of 2014. In October, the Federal Reserve (the “Fed”) ended its asset purchases under the most recent quantitative easing (“QE”) program, while the European Central Bank (the “ECB”) launched its own QE effort and the Bank of Japan (the “BoJ”) continued to pump money aggressively into the Japanese economy. The ECB’s aggressive QE program was launched in March, with the stated goal of purchasing €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months. This program was projected to increase the ECB’s balance sheet by over €1.1 trillion. In addition, the economy in the U.S. grew faster than those in many other developed markets in the second half of 2014, including the Eurozone and Japan. Faster growth combined with tighter monetary policy and expectations that the Fed will raise rates in 2015 caused the dollar to strengthen against a number of major currencies, including the euro and yen. (A rising dollar makes commodities priced in U.S. dollars more expensive for foreign buyers, thereby negatively impacting demand, whereas a falling dollar makes commodities priced in U.S. dollars less expensive for foreign buyers, thereby positively impacting demand.)

Commodity prices remained somewhat volatile in the second quarter of 2015, although they performed better than in the first quarter. Commodity prices rose sharply in April, fell in May and ended mixed in June. Improved economic growth in the U.S., following disappointing growth in Gross Domestic Product (“GDP”) during the first quarter, and a marginally weaker dollar, positively impacted demand in the quarter. The weakening dollar was a change from the market dynamics we witnessed since the middle of 2014 through the first quarter of 2015.

FUND REVIEW

Top contributors to the Fund’s performance this reporting period included natural gas, copper and soybeans. Natural gas traded in a range of $2.50 - $3.00 this reporting period.

3       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

The Fund benefited by underweighting the sector in the winter months, while tactically trading the overarching $2.50 - $3.00 price range through a calendar spread position established via futures contracts. We continue to believe natural gas will trade in this range until the investment community is comfortable with the end of season storage levels in October.

Global copper surpluses declined in the second quarter but still remained elevated. Possibilities for the surplus to tighten, maybe even into a deficit, caused some investors to cover their short positions, followed by certain commodity trading advisors (CTAs) buying across all metals. Prices rallied almost 10% from mid-April into mid-May, but after testing $6,400 on the London Metals Exchange and $2.90 on the Chicago Mercantile Exchange, short selling resumed and prices started to decrease again. This systematic buying gave us a chance to enter into Copper as a favored short against long positions in Nickel and Aluminum.

In terms of soybeans, grains responded to a late year rally by selling off sharply in January. Our underweight position benefited.

Detractors from performance included an overweight position in nickel, a significant underweight in WTI crude oil and an out of benchmark position in platinum. Nickel faced headwinds during the reporting period as inventories on major exchanges grew consistently. Even as purchases trended higher (in the form of cancelled warrants), the tide of negative investor sentiment only increased. The growth in inventories underlined the reticence of users to purchase any of the metal forward, driving on-hand supplies to nearly day-to-day levels. Over the second half of the period, growing macroeconomic concerns stemming from slowing growth in China and weakness in Chinese equities found its way into the China-sensitive metals, including nickel. We do not believe the fundamental picture for nickel changed and we continue to have an overweight position. If anything, we believe it improved with solid Chinese import figures.

Our position in WTI crude oil detracted from performance this reporting period. We maintained an overweight position in Brent crude oil and a short position in WTI crude oil. With WTI crude rallying over the second half of the reporting period, our short position detracted from performance. Seasonal inventory draws of crude and gasoline are expected prior to and during summer driving season, but this summer the size of the gasoline withdrawals surprised the market and drove much of the price appreciation in the sector. Around the world, refiners took advantage of high margins and strong demand to run near capacity over the second quarter of 2015. This pull on crude inventories kept prices supported in the $58-$62 range, but led to an expectation of higher than normal gasoline inventories that should eventually result in reduced refinery runs to make gasoline, leading to growth in oil inventories and pressure on the oil price. While the second quarter was a difficult

4       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

period during which to manage a short position in WTI crude, the pricing structure leads to more bearish dynamics than may have otherwise been attainable. We remain convinced that oil supplies will not be as price elastic as demand which should provide a cap on the oil price for possibly years to come.

Our out-of-benchmark overweight in platinum detracted from performance. Over the first half of the reporting period, precious metals as a whole were challenged by a rising U.S. dollar, while platinum in particular dealt with negative sentiment and a desire by South African producers to sell inventory into a weak rand. Production of the metal continued to lag in the wake of union strikes in 2014 and market watchers expected another deficit this year. Global markets continued to be disinterested in precious metals over the second half of the period, choosing instead to search for yield in this rising rate, low inflation environment. That left investors in these markets looking for outside signals to drive performance. In the case of platinum, investors seemed to ignore the improving fundamentals of growing stability in European demand and continued production deficits.

STRATEGY & OUTLOOK

Commodity prices generally performed positively in the second quarter of 2015 after falling earlier in the year. While there are reasons to remain mindful of risks, there are also a number of potential positives that we believe could be supportive of commodity pricing going forward. For example, the U.S.

economy continues to grow (albeit slowly) and we are now in the sixth year of an economic expansion. The Eurozone continues to grow steadily as well, and as mentioned earlier, the ECB launched a massive QE program designed to increase both growth and inflation. Japan is engaged in a bold money printing experiment and China has initiated several new rounds of stimulus, including serial interest rate and reserve ratio requirement cuts. Thus far in 2015, more than 30 central banks around the world have cut interest rates in an effort to accelerate growth. Both monetary and fiscal policies in the G-4 countries remain extremely accommodative, and certain commodity markets look fairly well balanced. This means that supply side fundamentals and commodity-specific relative value opportunities should continue to evolve.

We see value in certain commodities on a fundamental basis. For example, we believe the market is not properly discounting the geopolitical and other risks to global crude production. To take advantage of this, we are overweight Brent crude oil, while we are underweight both WTI crude oil and unleaded gasoline, and we are underweight in the energy sector overall. In industrial metals, we are overweight in nickel and aluminum because we believe fundamentals should improve and pricing has overcorrected to the downside. Finally, we are overweight in precious metals with the bulk of our position in platinum. (We are underweight in both gold and silver.) In our view, growing industrial demand for platinum (primarily

5       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

from the auto industry), combined with potential labor issues in South Africa, should drive the price of that metal higher over time.

6       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Top Holdings and Allocations

SECTOR ALLOCATION OF COMMODITY-LINKED INVESTMENTS

Agriculture	29.0%
Energy	27.3
Precious Metals	19.0
Industrial Metals	16.8
Livestock	5.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and represent the relative economic exposure, by sector, of the commodity-linked investments held by the Fund and its Wholly-Owned Subsidiary, RAF Fund Ltd., and are based on net assets. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund’s allocation of its investments within each sector of the Bloomberg Commodity Index may differ (at times, significantly) from the sector weightings of the Bloomberg Commodity Index. The Fund is not an index fund.

PORTFOLIO ALLOCATION

Short-Term Notes	28.5%
Investment Company
Oppenheimer Institutional Money Market Fund	21.0
Non-Convertible Corporate Bonds and Notes	19.0
Structured Securities	18.3
U.S. Government Obligations	12.9
Exchange-Traded Options Purchased	0.3
Mortgage-Backed Obligations Non-Agency	—*

*Represents less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

7       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	-5.20%	-30.92%	-4.90%		-8.19%
Class B (QRABX)	3/31/97	-5.36%	-31.39%	-5.65%		-8.65%
Class C (QRACX)	3/31/97	-5.43%	-31.25%	-5.58%		-8.88%
Class I (QRAIX)	4/27/12	-4.68%	-30.44%	-13.03%	*	N/A
Class R (QRANX)	3/1/01	-5.31%	-30.97%	-5.13%		-8.44%
Class Y (QRAYX)	3/31/97	-4.70%	-30.53%	-4.48%		-7.79%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/15
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	-10.65%	-34.89%	-6.02%		-8.74%
Class B (QRABX)	3/31/97	-10.09%	-34.82%	-6.01%		-8.65%
Class C (QRACX)	3/31/97	-6.38%	-31.94%	-5.58%		-8.88%
Class I (QRAIX)	4/27/12	-4.68%	-30.44%	-13.03%	*	N/A
Class R (QRANX)	3/1/01	-6.26%	-31.66%	-5.13%		-8.44%
Class Y (QRAYX)	3/31/97	-4.70%	-30.53%	-4.48%		-7.79%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Bloomberg Commodity Index. The Bloomberg Commodity Index is a broadly diversified index that is composed of futures contracts on 22 physical commodities traded on U.S. futures exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

8       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Class A	$ 1,000.00	$ 948.00	$ 7.18
Class B	1,000.00	946.40	10.97
Class C	1,000.00	945.70	10.82
Class I	1,000.00	953.20	4.95
Class R	1,000.00	946.90	8.34
Class Y	1,000.00	953.00	5.88

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.46	7.43
Class B	1,000.00	1,013.59	11.35
Class C	1,000.00	1,013.74	11.20
Class I	1,000.00	1,019.74	5.12
Class R	1,000.00	1,016.27	8.64
Class Y	1,000.00	1,018.79	6.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.48%
Class B	2.26
Class C	2.23
Class I	1.02
Class R	1.72
Class Y	1.21

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Principal Amount	Value

Mortgage-Backed Obligation—0.0%

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,2,3] (Cost $481,671)	$645,555	$174,300

U.S. Government Obligations—13.1%

United States Treasury Nts.:
0.25%, 7/15/15[2,4]	500,000	500,097
0.375%, 8/31/15-3/15/16[2]	3,000,000	3,002,774
0.375%, 11/15/15-2/15/16[2,4,5]	7,000,000	7,008,360
0.375%, 1/15/16[2]	2,000,000	2,002,344
1.25%, 10/31/15[2,4,5]	5,650,000	5,671,628
1.375%, 11/30/15[2,4,5]	4,000,000	4,021,720
1.50%, 6/30/16[2,4]	1,000,000	1,011,484
1.75%, 7/31/15	1,000,000	1,001,328
1.75%, 5/31/16[2,4]	400,000	405,188
2.00%, 1/31/16[2,4]	2,000,000	2,021,718
2.00%, 4/30/16[2,4,5]	2,450,000	2,484,261
2.125%, 12/31/15[2,4]	2,700,000	2,725,944
2.125%, 2/29/16[2,4,5]	2,400,000	2,430,939
2.625%, 4/30/16[2,4,5]	2,700,000	2,751,681
4.25%, 8/15/15[2,5]	2,500,000	2,513,380
4.50%, 2/15/16[2,4]	1,600,000	1,643,187
5.125%, 5/15/16[2,4,5]	1,500,000	1,562,812

Total U.S. Government Obligations (Cost $42,713,635)		42,758,845

Corporate Bonds and Notes—19.3%

Consumer Discretionary—1.7%

Automobiles—0.9%

Hyundai Capital America, 1.625% Sr. Unsec. Nts., 10/2/15[6]	3,000,000	3,003,819

Media—0.8%

CBS Corp., 7.625% Sr. Unsec. Nts., 1/15/16	2,375,000	2,455,213

Energy—2.0%

Oil, Gas & Consumable Fuels—2.0%

Marathon Petroleum Corp., 3.50% Sr. Unsec. Nts., 3/1/16	3,000,000	3,050,994

TransCanada PipeLines Ltd., 0.75% Sr. Unsec. Nts., 1/15/16	3,500,000	3,498,628

		6,549,622

Financials—9.0%

Capital Markets—0.9%

Goldman Sachs Group, Inc. (The), 3.625% Sr. Unsec. Nts., 2/7/16	1,500,000	1,523,763

Morgan Stanley, 1.75% Sr. Unsec. Nts., 2/25/16	1,500,000	1,506,173

		3,029,936

Commercial Banks—5.8%

Citigroup, Inc., 2.25% Sr. Unsec. Nts., 8/7/15	4,000,000	4,005,820

Danske Bank, 3.875% Sr. Unsec. Nts., 4/14/16[6]	3,581,000	3,661,379

Fifth Third Bancorp, 3.625% Sr. Unsec. Nts., 1/25/16	3,000,000	3,044,502

ING Bank NV, 1.375% Sr. Unsec. Nts., 3/7/16[6]	2,600,000	2,610,288

JPMorgan Chase & Co., 3.15% Sr. Unsec. Nts., 7/5/16	2,000,000	2,040,642

12        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal Amount	Value

Commercial Banks (Continued)

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	$3,300,000	$3,362,905

		18,725,536

Consumer Finance—2.3%

American Express Credit Corp., 5.30% Sr. Unsec. Nts., 12/2/15	3,429,000	3,494,895

Capital One Financial Corp., 1% Sr. Unsec. Nts., 11/6/15	4,000,000	3,994,296

		7,489,191

Industrials—3.2%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 5.20% Sr. Unsec. Nts., 8/15/15[6]	2,174,000	2,183,859

Commercial Services & Supplies—0.5%

Cintas Corp. No 2, 2.85% Sr. Unsec. Nts., 6/1/16	1,800,000	1,823,130

Road & Rail—2.0%

ERAC USA Finance LLC, 5.90% Sr. Unsec. Nts., 11/15/15[6]	3,000,000	3,055,104

Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16	3,436,000	3,526,975

		6,582,079

Information Technology—1.2%

IT Services—1.2%

Xerox Corp., 6.40% Sr. Unsec. Nts., 3/15/16	3,700,000	3,838,147

Materials—0.6%

Metals & Mining—0.6%

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	2,000,000	2,026,196

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%

AT&T, Inc., 0.90% Sr. Unsec. Nts., 2/12/16	3,350,000	3,350,499

Utilities—0.6%

Electric Utilities—0.6%

Xcel Energy, Inc., 0.75% Sr. Unsec. Nts., 5/9/16	2,000,000	1,994,446

Total Corporate Bonds and Notes (Cost $63,080,959)		63,051,673

Structured Securities—18.7%

Hybrid Instrument—18.7%

Canadian Imperial Bank of Commerce, Custom 8 Enhanced Roll Commodity Index Linked Nts., 0.121%, 4/5/16[6]	12,300,000	14,497,000

Canadian Imperial Bank of Commerce, Oppenheimer Quarterly Roll Commodity Index Linked Nts., 0.147%, 1/22/16[6]	21,300,000	17,437,293

UBS AG (London Branch), Custom Multi-Roll Strategy Excess Return Bloomberg Commodity Index Linked Nts., 0.121%, 4/5/16[6]	12,300,000	14,496,888

UBS AG (London Branch), Custom Pre-post Roll Strategy Excess Return Bloomberg Commodity Index Linked Nts., 0.007%, 4/5/16[6]	12,300,000	14,496,888

Total Structured Securities (Cost $58,200,000)		60,928,069

13        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Short-Term Notes—29.1%

Auto Components—1.2%
Johnson Controls, Inc., 0.30%, 7/1/15	$3,800,000	$3,800,000

Banks—1.0%
Bank of America Corp., 1.101%, 3/22/16[8]	3,700,000	3,708,857

Beverages—2.4%
Bacardi Corp., 0.44%, 7/1/15[9]	900,000	900,000

Bacardi USA, Inc., 0.46%, 7/8/15[9]	3,000,000	2,999,732

Molson Coors Brewing Co., 0.43%, 7/13/15[9]	3,900,000	3,899,441

		7,799,173

Chemicals—4.8%
Agrium, Inc.:
0.40%, 7/30/15[9]	1,700,000	1,699,452
0.42%, 7/13/15[9]	2,191,000	2,190,693

Airgas, Inc., 0.621%, 7/9/15[9]	3,800,000	3,799,476

Ecolab, Inc., 0.48%, 7/14/15	3,900,000	3,899,324

PPG Industries, Inc., 0.42%, 7/7/15	3,900,000	3,899,727

		15,488,672

Containers & Packaging—1.2%
Amcor Ltd., 0.48%, 8/4/15	3,900,000	3,898,232

Diversified Financial Services—0.7%
Western Union Co., 1.281%, 8/21/15[8]	2,500,000	2,501,867

Electric Utilities—3.6%
Duke Energy Corp., 0%, 7/6/15[9]	4,000,000	3,999,639

Eversource Energy, 0.35%, 7/6/15[9]	3,800,000	3,799,815

Sempra Energy, 0.46%, 7/10/15[9]	3,900,000	3,899,552

		11,699,006

Food Products—1.2%
Kroger Co., 0.32%, 7/6/15[9]	3,800,000	3,799,831

Leasing & Factoring—1.5%
Hitachi Capital America Corp., 0.51%, 7/7/15	3,800,000	3,799,677

Hyundai Capital America, 0.52%, 7/21/15[9]	900,000	899,740

		4,699,417

Machinery—1.2%
Pentair Finance SA, 0.54%, 7/21/15[9]	3,800,000	3,798,860

Media—3.9%
CBS Corp., 0.35%, 7/15/15[9]	1,300,000	1,299,823

Discovery Communications LLC, 0.43%, 7/10/15[9]	3,800,000	3,799,592

Omnicom Capital, Inc., 0.44%, 7/20/15[9]	3,800,000	3,799,118

WPP CP LLC, 0.52%, 7/23/15	3,900,000	3,898,761

		12,797,294

Multi-Utilities—0.5%
Southwestern Public Service Co., 0.46%, 7/6/15[9]	1,800,000	1,799,885

14      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

					Principal Amount	Value

Software—1.2%
Thomson Reuters Corp., 0.53%, 8/4/15					$3,900,000	$3,898,048

Specialty Retail—1.2%
Elsevier Finance SA, 0.40%, 7/8/15[9]					3,800,000	3,799,704

Telephone Utilities—1.2%
Bell Canada, 0.601%, 7/7/15[9]					3,800,000	3,799,620

Transportation Infrastructure—1.1%
ERAC USA Finance LLC, 0.50%, 7/20/15[9]					800,000	799,789

Ryder System, Inc., 0.39%, 7/14/15					3,000,000	2,999,578

						3,799,367

Water Utilities—1.2%
American Water Capital Corp., 0.33%, 7/8/15[9]					3,800,000	3,799,756

Total Short-Term Notes (Cost $94,889,118)						94,887,589

	Exercise Price		Expiration Date		Contracts

Exchange-Traded Options Purchased—0.2%

Corn Futures, 12/15 Call[2,10]	USD	420.000	11/20/15	USD	200	355,000

Crude Oil Futures, 9/15 Put[2,10]	USD	54.000	8/17/15	USD	50	42,000

Crude Oil Futures, 9/15 Put[2,10]	USD	55.000	8/17/15	USD	100	104,000

Crude Oil Futures, 9/15 Put[2,10]	USD	45.000	8/17/15	USD	150	16,500

Gas Oil Futures, 12/15 Put[2,10]	USD	155.000	11/24/15	USD	25	78,855

Gold Futures, 8/15 Call[2,10]	USD	1,250.000	7/28/15	USD	200	24,000

Natural Gas Futures, 10/15 Call[2,10]	USD	3.250	9/25/15	USD	50	48,200

Natural Gas Futures, 11/15 Call[2,10]	USD	4.000	10/27/15	USD	200	69,600

Nickel Futures, 12/15 Call[2,10]	USD	16,000.000	12/2/15	USD	100	78,782

Nickel Futures, 9/15 Call[2,10]	USD	16,000.000	9/2/15	USD	75	10,130

WTI Brent Spread, 8/15 Put[2,10]	USD	6.000	7/15/15	USD	200	20,000

Total Exchange-Traded Options Purchased (Cost $1,732,765)						847,067

					Shares

Investment Company—21.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,7,11] (Cost $69,766,927)					69,766,927	69,766,927

Total Investments, at Value (Cost $330,865,075)					101.8%	332,414,470

Net Other Assets (Liabilities)					(1.8)	(5,889,294)

Net Assets					100.0%	$326,525,176

Footnotes to Consolidated Statement of Investments

1. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $174,300, which represents 0.05% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	$398,721	$174,300	$(224,421)

15       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued Footnotes to Consolidated Statement of Investments (Continued)

2. All or a portion of the security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $12,480,799. See Note 5 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,181,797. See Note 5 of the accompanying Consolidated Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $75,442,518 or 23.10% of the Fund’s net assets as of June 30, 2015.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	65,847,635	440,155,808	436,236,516	69,766,927

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$69,766,927	$43,258

8. Represents the current interest rate for a variable or increasing rate security.

9. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $58,583,518 or 17.94% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

10. Non-income producing security.

11. Rate shown is the 7-day yield as of June 30, 2015.

Futures Contracts as of June 30, 2015*
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Aluminum	LME	Buy	9/15/15	85	$3,580,094	$(170,303)
Brent Crude Oil	ICE	Buy	11/13/15	250	16,437,500	(454,690)
Brent Crude Oil	ICE	Buy	7/16/15	25	1,589,750	(7,193)
Cocoa	NYB	Sell	9/15/15	32	1,046,080	(43,908)
Coffee “C”	NYB	Buy	9/18/15	5	248,250	3,454
Copper	LME	Sell	8/17/15	19	2,736,475	312,957
Copper	CMX	Buy	9/28/15	25	1,634,375	(5,822)
Copper	LME	Sell	9/14/15	15	2,161,219	47,108
Corn	CBT	Buy	12/14/15	85	1,833,875	212,768
Gas Oil	NYM	Sell	7/31/15	124	10,673,275	(68,347)
Gold (100 oz.)	CMX	Sell	8/27/15	10	1,171,800	16,268
Lead	LME	Sell	8/17/15	15	657,656	112,352
Lean Hogs	CME	Buy	7/15/15	25	762,000	(35,286)
Live Cattle	CME	Sell	8/31/15	100	5,923,000	108,370
Live Cattle	CME	Buy	10/30/15	100	6,028,000	(53,928)
Nickel	LME	Buy	9/14/15	151	10,846,179	(1,022,904)

16        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Futures Contracts (Continued)*
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Nickel	LME	Buy	7/13/15	25	$1,790,925	$(309,119)
Palladium	NYM	Buy	9/28/15	5	336,325	(41,687)
Platinum	NYM	Buy	10/28/15	230	12,414,250	79,837
Silver	CMX	Buy	9/28/15	28	2,181,340	(34,926)
Soybean	CBT	Sell	11/13/15	1	51,863	(2,262)
Sugar #11 World	NYB	Sell	9/30/15	4	55,866	(2,565)
Wheat	CBT	Sell	12/14/15	110	3,421,000	(443,031)
WTI Crude Oil	ICE	Sell	7/20/15	275	16,354,250	144,672
WTI Crude Oil	NYM	Buy	11/20/15	159	9,664,020	168,330
WTI Crude Oil	NYM	Sell	8/20/15	100	5,983,000	82,944
WTI Crude Oil	NYM	Sell	7/21/15	575	34,195,250	285,490
WTI Crude Oil	NYM	Buy	11/21/16	341	21,367,060	(333,911)
WTI Crude Oil	NYM	Sell	9/22/15	100	6,010,000	(30,236)

						$(1,485,568)

*All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at June 30, 2015*
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
Corn Futures, 12/15 Call	USD	500.000	11/20/15	USD	(200)	$84,506	$(111,250)
Crude Oil Futures, 9/15 Call	USD	67.000	8/17/15	USD	(100)	104,649	(48,000)
Crude Oil Futures, 9/15 Put	USD	38.500	8/17/15	USD	(300)	329,079	(9,000)
Crude Oil Futures, 9/15 Put	USD	48.000	8/17/15	USD	(200)	149,298	(44,000)
Gold Futures, 8/15 Call	USD	1300.000	7/28/15	USD	(100)	71,739	(4,000)
Nickel Futures, 12/15 Call	USD	17500.000	12/2/15	USD	(100)	112,440	(37,092)
Nickel Futures, 9/15 Call	USD	17500.000	9/2/15	USD	(100)	96,840	(3,183)
Soybean Futures, 8/15 Call	USD	980.000	7/24/15	USD	(50)	61,107	(185,625)

Total of Exchange-Traded Options Written						$1,009,658	$(442,150)

*All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Total Return Swaps at June 30, 2015*
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CIBZGSPP Index	CIBC	Receive	Official settlement price of CIBZGSPP Index	7/20/15	USD	(7,800)	$(74,215)
ENHGD185 Index	GSG	Receive	Official settlement price of ENHGD185 Index	7/20/15	USD	(48,000)	1,032,002
MLCILREE Index	BOA	Receive	Official settlement price of MLCILREE Index	7/20/15	USD	(25,750)	(336,325)

17       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)*
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
MLCILRIE Index	BOA	Receive	Official settlement price of MLCILRIE Index	7/20/15	USD	(12,250)	$(180,419)
MLCILRLE Index	BOA	Receive	Official settlement price of MLCILRLE Index	7/20/15	USD	(3,500)	(61,384)
MLCILRME Index	BOA	Receive	Official settlement price of MLCILRME Index	7/20/15	USD	(15,750)	2,126,793
MLCILRSE Index	BOA	Receive	Official settlement price of MLCILRSE Index	7/20/15	USD	(4,750)	230,139
MQCP169E Index	MAC	Receive	Official settlement price of MQCP169E Index	7/20/15	USD	(25,600)	552,151

Total of Over-the-Counter Total Return Swaps							$3,288,742

* All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

** Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
GSG	Goldman Sachs Group, Inc. (The)
MAC	Macquarie Bank Ltd.

Definitions
CIBZGSPP	CIBC Custom 16 Commodity Index
ENHGD185	Commodity Index
MLCILREE	Merrill Lynch Commodities Long Pre-Roll Energy ER Index
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILRME	Merrill Lynch Commodities DJ Grains + rolling from -11 to 4 Index
MLCILRSE	Merrill Lynch Commodities DJ Softs rolling from -11 to 4
MQCP169E	Macquarie Commodity Investor Product 169 ER

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange

18        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Exchange Abbreviations (Continued)
LME	London Metal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange

See accompanying Notes to Consolidated Financial Statements.

19       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $261,098,148)	$262,647,543
Affiliated companies (cost $69,766,927)	69,766,927

332,414,470

Cash	527,553

Swaps, at value	3,941,085

Receivables and other assets:
Variation margin receivable	1,687,289
Interest and dividends	917,137
Shares of beneficial interest sold	188,622
Other	59,412

Total assets	339,735,568

Liabilities
Options written, at value (premiums received $1,009,658)	442,150

Swaps, at value	652,343

Payables and other liabilities:
Investments purchased	8,080,028
Variation margin payable	3,453,368
Shares of beneficial interest redeemed	453,024
Trustees’ compensation	44,234
Distribution and service plan fees	27,273
Shareholder communications	14,033
Other	43,939

Total liabilities	13,210,392

Net Assets	$326,525,176

Composition of Net Assets
Par value of shares of beneficial interest	$148,021

Additional paid-in capital	1,407,304,850

Accumulated net investment loss	(307,961,711)

Accumulated net realized loss on investments	(776,886,061)

Net unrealized appreciation on investments	3,920,077

Net Assets	$326,525,176

20        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $96,930,755 and 44,194,158 shares of beneficial interest outstanding)	$2.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$2.32
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,823,337 and 1,331,262 shares of beneficial interest outstanding)	$2.12
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,281,674 and 13,068,716 shares of beneficial interest outstanding)	$2.09
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $138,520,796 and 61,926,552 shares of beneficial interest outstanding)	$2.24
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,372,471 and 3,443,718 shares of beneficial interest outstanding)	$2.14
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $53,596,143 and 24,056,425 shares of beneficial interest outstanding)	$2.23

See accompanying Notes to Consolidated Financial Statements.

21       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest	$538,921

Dividends-affiliated companies	43,258

Total investment income	582,179

Expenses
Management fees	1,889,018

Distribution and service plan fees:
Class A	119,832
Class B	16,232
Class C	139,575
Class R	18,803

Transfer and shareholder servicing agent fees:
Class A	108,114
Class B	3,577
Class C	30,784
Class I	20,077
Class R	8,311
Class Y	55,051

Shareholder communications:
Class A	10,709
Class B	869
Class C	2,587
Class I	8
Class R	450
Class Y	1,212

Trustees’ compensation	14,402

Custodian fees and expenses	14,163

Other	41,019

Total expenses	2,494,793
Less reduction to custodian expenses	(227)
Less waivers and reimbursements of expenses	(376,432)

Net expenses	2,118,134

Net Investment Loss	(1,535,955)

22        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(21,844,253)
Closing and expiration of option contracts written	590,205
Closing and expiration of futures contracts	(8,488,856)
Swap contracts	(13,189,280)

Net realized loss	(42,932,184)

Net change in unrealized appreciation/depreciation on:
Investments	16,430,522
Futures contracts	1,604,575
Option contracts written	666,077
Swap contracts	9,318,568

Net change in unrealized appreciation/depreciation	28,019,742

Net Decrease in Net Assets Resulting from Operations	$(16,448,397)

See accompanying Notes to Consolidated Financial Statements.

23       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment loss	$(1,535,955)	$(4,619,391)

Net realized loss	(42,932,184)	(81,490,690)

Net change in unrealized appreciation/depreciation	28,019,742	(6,642,690)

Net decrease in net assets resulting from operations	(16,448,397)	(92,752,771)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,927,867)	(27,268,471)
Class B	(917,131)	(2,610,118)
Class C	(1,111,665)	(5,218,604)
Class I	12,000,724	60,812,589
Class R	(374,466)	(1,050,094)
Class Y	11,945,895	(16,457,594)

	18,615,490	8,207,708

Net Assets
Total increase (decrease)	2,167,093	(84,545,063)

Beginning of period	324,358,083	408,903,146

End of period (including accumulated net investment loss of $307,961,711 and $306,425,756, respectively)	$326,525,176	$324,358,083

See accompanying Notes to Consolidated Financial Statements.

24        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.31	$2.98	$3.28	$3.34	$3.66	$3.42

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.11)	(0.63)	(0.26)	(0.02)	(0.07)	0.33

Total from investment operations	(0.12)	(0.67)	(0.30)	(0.06)	(0.11)	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.21)	(0.05)

Net asset value, end of period	$2.19	$2.31	$2.98	$3.28	$3.34	$3.66

Total Return, at Net Asset Value[3]	(5.20)%	(22.48)%	(9.15)%	(1.80)%	(2.93)%	8.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,931	$105,124	$163,932	$228,224	$326,818	$439,204

Average net assets (in thousands)	$99,051	$156,040	$190,441	$284,670	$424,280	$410,353

Ratios to average net assets:[4]
Net investment loss	(1.11)%	(1.22)%	(1.20)%	(1.18)%	(1.15)%	(1.11)%
Total expenses[5]	1.71%	1.68%	1.77%	1.90%	1.72%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.42%	1.44%	1.49%	1.41%	1.40%

Portfolio turnover rate	87%	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.73%
Year Ended December 31, 2014	1.72%
Year Ended December 31, 2013	1.82%
Year Ended December 31, 2012	1.95%
Year Ended December 30, 2011	1.77%
Year Ended December 31, 2010	1.85%

See accompanying Notes to Consolidated Financial Statements.

25        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.24	$2.91	$3.23	$3.32	$3.63	$3.40

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.10)	(0.61)	(0.26)	(0.02)	(0.06)	0.31

Total from investment operations	(0.12)	(0.67)	(0.32)	(0.09)	(0.13)	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.18)	(0.02)

Net asset value, end of period	$2.12	$2.24	$2.91	$3.23	$3.32	$3.63

Total Return, at Net Asset Value[3]	(5.36)%	(23.02)%	(9.91)%	(2.71)%	(3.57)%	7.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,823	$3,943	$7,762	$13,291	$17,965	$23,489

Average net assets (in thousands)	$3,270	$6,421	$10,188	$15,469	$22,207	$23,528

Ratios to average net assets:[4]
Net investment loss	(1.90)%	(1.98)%	(1.98)%	(2.08)%	(1.95)%	(1.89)%
Total expenses[5]	2.49%	2.45%	2.64%	3.18%	2.99%	3.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.26%	2.19%	2.24%	2.39%	2.23%	2.21%

Portfolio turnover rate	87%	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	2.51%
Year Ended December 31, 2014	2.49%
Year Ended December 31, 2013	2.69%
Year Ended December 31, 2012	3.23%
Year Ended December 30, 2011	3.04%
Year Ended December 31, 2010	3.23%

See accompanying Notes to Consolidated Financial Statements.

26        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class C	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.21	$2.86	$3.18	$3.26	$3.58	$3.35

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.10)	(0.59)	(0.26)	(0.01)	(0.06)	0.32

Total from investment operations	(0.12)	(0.65)	(0.32)	(0.08)	(0.13)	0.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.19)	(0.03)

Net asset value, end of period	$2.09	$2.21	$2.86	$3.18	$3.26	$3.58

Total Return, at Net Asset Value[3]	(5.43)%	(22.73)%	(10.06)%	(2.45)%	(3.69)%	7.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,282	$29,997	$44,362	$64,074	$82,710	$86,502

Average net assets (in thousands)	$28,202	$41,478	$52,931	$74,103	$92,415	$80,967

Ratios to average net assets:[4]
Net investment loss	(1.86)%	(1.97)%	(1.97)%	(2.00)%	(1.91)%	(1.87)%
Total expenses[5]	2.46%	2.44%	2.56%	2.74%	2.55%	2.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	2.18%	2.22%	2.31%	2.18%	2.17%

Portfolio turnover rate	87%	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	2.48%
Year Ended December 31, 2014	2.48%
Year Ended December 31, 2013	2.61%
Year Ended December 31, 2012	2.79%
Year Ended December 30, 2011	2.60%
Year Ended December 31, 2010	2.74%

See accompanying Notes to Consolidated Financial Statements.

27        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$2.35	$3.01	$3.31	$3.49

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized loss	(0.10)	(0.64)	(0.28)	(0.17)

Total from investment operations	(0.11)	(0.66)	(0.30)	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00

Net asset value, end of period	$2.24	$2.35	$3.01	$3.31

Total Return, at Net Asset Value[3]	(4.68)%	(21.93)%	(9.06)%	(5.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,521	$133,080	$109,031	$7,383

Average net assets (in thousands)	$135,031	$141,492	$76,647	$275

Ratios to average net assets:[4]
Net investment loss	(0.65)%	(0.76)%	(0.75)%	(0.70)%
Total expenses[5]	1.25%	1.24%	1.25%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.98%	0.96%	1.03%

Portfolio turnover rate	87%	122%	80%	44%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.27%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.30%
Period Ended December 31, 2012	1.36%

See accompanying Notes to Consolidated Financial Statements.

28        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class R	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.26	$2.92	$3.22	$3.29	$3.61	$3.38

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.04)	(0.04)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.11)	(0.62)	(0.26)	(0.02)	(0.06)	0.32

Total from investment operations	(0.12)	(0.66)	(0.30)	(0.07)	(0.11)	0.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.21)	(0.05)

Net asset value, end of period	$2.14	$2.26	$2.92	$3.22	$3.29	$3.61

Total Return, at Net Asset Value[3]	(5.31)%	(22.60)%	(9.32)%	(2.13)%	(3.08)%	8.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,372	$8,156	$11,580	$14,102	$17,044	$18,176

Average net assets (in thousands)	$7,615	$11,184	$12,654	$15,775	$18,734	$16,050

Ratios to average net assets:[4]
Net investment loss	(1.35)%	(1.47)%	(1.47)%	(1.48)%	(1.40)%	(1.37)%
Total expenses[5]	1.95%	1.93%	2.09%	2.38%	2.13%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.67%	1.70%	1.79%	1.66%	1.66%

Portfolio turnover rate	87%	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.97%
Year Ended December 31, 2014	1.97%
Year Ended December 31, 2013	2.14%
Year Ended December 31, 2012	2.43%
Year Ended December 30, 2011	2.18%
Year Ended December 31, 2010	2.35%

See accompanying Notes to Consolidated Financial Statements.

29       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning ofperiod	$2.34	$3.01	$3.30	$3.35	$3.67	$3.43

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.10)	(0.64)	(0.26)	(0.02)	(0.07)	0.33

Total from investment operations	(0.11)	(0.67)	(0.29)	(0.05)	(0.10)	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.22)	(0.07)

Net asset value, end of period	$2.23	$2.34	$3.01	$3.30	$3.35	$3.67

Total Return, at Net Asset Value[3]	(4.70)%	(22.26)%	(8.79)%	(1.49)%	(2.57)%	8.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,596	$44,058	$72,236	$293,787	$740,166	$1,198,790

Average net assets (in thousands)	$50,556	$60,364	$130,023	$470,565	$1,173,253	$974,924

Ratios to average net assets:[4]
Net investment loss	(0.85)%	(0.89)%	(0.82)%	(0.81)%	(0.81)%	(0.74)%
Total expenses[5]	1.44%	1.35%	1.36%	1.39%	1.33%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.09%	1.07%	1.11%	1.07%	1.03%

Portfolio turnover rate	87%	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.46%
Year Ended December 31, 2014	1.39%
Year Ended December 31, 2013	1.41%
Year Ended December 31, 2012	1.44%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.37%

See accompanying Notes to Consolidated Financial Statements.

30        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

31        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, RAF Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily incommodity-linked derivatives (including commodity futures, financial futures, option and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 7,519,340 shares with net assets of $69,217,647.

Other financial information at period end:
Total market value of investments	$67,876,943
Net assets	$69,217,647
Net income (loss)	$(276,302)
Net realized gain (loss)	$(22,658,598)
Net change in unrealized appreciation/depreciation	$11,395,338

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its

32        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the

33       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$183,272,671
2017	374,871,458
No expiration	58,617,726

Total	$616,761,855

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $558,144,129 expiring by 2017 and $101,549,910, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$330,864,992
Federal tax cost of other investments	120,058,277

Total federal tax cost	$450,923,269

Gross unrealized appreciation	$12,844,612
Gross unrealized depreciation	(8,924,452)

Net unrealized depreciation	$(3,920,160)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

34        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

35        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

36        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

37        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligation	$—	$—	$174,300	$174,300
U.S. Government Obligations	—	42,758,845	—	42,758,845
Corporate Bonds and Notes	—	63,051,673	—	63,051,673
Structured Securities	—	60,928,069	—	60,928,069
Short-Term Notes	—	94,887,589	—	94,887,589
Exchange-Traded Options Purchased	758,155	88,912	—	847,067
Investment Company	69,766,927	—	—	69,766,927

Total Investments, at Value	70,525,082	261,715,088	174,300	332,414,470
Other Financial Instruments:
Swaps, at value	—	3,941,085	—	3,941,085
Futures Contracts	1,574,550	—	—	1,574,550

Total Assets	$72,099,632	$265,656,173	$174,300	$337,930,105

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(652,343)	$—	$(652,343)
Centrally cleared swaps, at value	—	—	—	—
Options written, at value	(401,875)	(40,275)	—	(442,150)
Futures contracts	(3,060,118)	—	—	(3,060,118)

Total Liabilities	$(3,461,993)	$(692,618)	$—	$(4,154,611)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign

38        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

4. Investments and Risks (Continued)

currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$398,721
Market Value	$174,300
Market Value as % of Net Assets	0.05%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

39        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

40        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $85,989,749 and $71,972,876 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

41        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $1,220,613 and $563,264 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $186,573 and $560,188 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2015 was as follows:

42        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2014	245	$638,193
Options written	2,160	2,273,878
Options closed or expired	(465)	(590,205)
Options exercised	(790)	(1,312,208)

Options outstanding as of June 30, 2015	1,150	$1,009,658

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

43        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $146,885,714 and $500,000 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails

44        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and

45        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,356,932	$(578,128)	$—	$—	$1,778,804
Goldman Sachs Group, Inc. (The)	1,032,002	—	—	—	1,032,002
Macquarie Bank Ltd.	552,151	—	—	—	552,151

	$3,941,085	$(578,128)	$—	$—	$3,362,957

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(578,128)	$578,128	$—	$—	$—
Canadian Imperial Bank of Commerce	(74,215)	—	74,215	—	—

	$(652,343)	$578,128	$74,215	$—	$—

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

46        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts	Swaps, at value	$3,941,085		Swaps, at value	$652,343
Commodity contracts	Variation margin receivable	1,687,289	*	Variation margin payable	3,453,368	*
Commodity contracts				Options written, at value	442,150
Commodity contracts	Investments, at value	847,067	**	Investments, at value

Total		$6,475,441			$4,547,861

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Commodity contracts	$(1,571,466)	$590,205	$(8,488,856)	$(13,189,280)	$(22,659,397)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total
Commodity contracts	$(222,321)	$666,077	$1,604,575	$9,318,568	$11,366,899

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	5,080,090	$11,233,784	14,421,191	$42,901,547
Redeemed	(6,410,203)	(14,161,651)	(23,985,494)	(70,170,018)

Net decrease	(1,330,113)	$(2,927,867)	(9,564,303)	$(27,268,471)

47        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class B
Sold	63,273	$135,656	104,763	$302,921
Redeemed	(491,181)	(1,052,787)	(1,013,231)	(2,913,039)

Net decrease	(427,908)	$(917,131)	(908,468)	$(2,610,118)

Class C
Sold	1,537,973	$3,240,098	2,358,751	$6,697,280
Redeemed	(2,066,679)	(4,351,763)	(4,249,791)	(11,915,884)

Net decrease	(528,706)	$(1,111,665)	(1,891,040)	$(5,218,604)

Class I
Sold	10,995,720	$24,846,922	30,165,052	$89,258,753
Redeemed	(5,702,868)	(12,846,198)	(9,698,114)	(28,446,164)

Net increase	5,292,852	$12,000,724	20,466,938	$60,812,589

Class R
Sold	588,972	$1,271,892	1,148,790	$3,340,276
Redeemed	(759,166)	(1,646,358)	(1,507,519)	(4,390,370)

Net decrease	(170,194)	$(374,466)	(358,729)	$(1,050,094)

Class Y
Sold	6,999,330	$15,874,266	6,543,715	$19,049,869
Redeemed	(1,756,889)	(3,928,371)	(11,755,270)	(35,507,463)

Net increase (decrease)	5,242,441	$11,945,895	(5,211,555)	$(16,457,594)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$41,441,960	$28,021,740
U.S. government and government agency obligations	2,590,039	11,400,422

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75

48        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.96% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

49        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
June 30, 2015	$21,849	$20	$6,384	$1,597	$5

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended June 30, 2015, this waiver reduced the Fund’s management fee by $344,820.

50        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $31,612 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

51        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

George Zivic, Vice President

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

53       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015